UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2023

John Bean Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 West Madison Street, Suite 4400

Chicago, IL 60602

(Address of principal executive offices, including Zip Code)

(312) 861-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Forms 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	JBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 30, 2023, John Bean Technologies Corporation (the “Company”) announced that the Company, JBT AeroTech Corporation, a wholly-owned subsidiary of the Company (“AeroTech”), and Oshkosh Corporation, a Wisconsin corporation (“Purchaser”), entered into a Stock and Asset Purchase Agreement, dated as of May 26, 2023, pursuant to which, subject to the terms and conditions set forth therein, the Company agreed to sell AeroTech and certain related assets and liabilities to Purchaser (the “Transaction”). On June 9, 2023, the Company, John Bean Technologies Europe B.V. (the “Dutch Borrower” and, collectively with the Company, the “Borrowers”), the lenders party thereto (the “Lenders”), and Wells Fargo Bank, National Association, as administrative agent for the Lenders the (“Administrative Agent”), entered into a Limited Consent and Release (the “Limited Consent”) to the Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of December 14, 2021, by and among the Borrowers, the Lenders, and the Administrative Agent, pursuant to which the Lenders and the Administrative Agent (a) provided a consent to the Transaction to the extent required under the terms of the Credit Agreement and (b) agreed to (x) release and discharge each of AeroTech and JBT Lektro, Inc. from their respective obligations as a Subsidiary Guarantor (as defined in the Credit Agreement) and (y) release and terminate all Liens (as defined in the Credit Agreement), encumbrances, pledges and security interests granted by such entities pursuant to the Credit Agreement..

The foregoing description of the Limited Consent does not purport to be complete and is qualified in its entirety by reference to the Limited Consent, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Limited Consent and Release, dated June 9, 2023, by and among the Borrowers, the Company, and the Administrative Agent

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Bean Technologies Corporation

Date: June 14, 2023	By:	/s/ Matthew J. Meister
	Name	Matthew J. Meister
	Title	Executive Vice President and Chief Financial Officer (Principal Financial Officer)